Exhibit 10.11

ERICKSON AIR-CRANE INCORPORATED

as Purchaser

and

SAN DIEGO GAS & ELECTRIC COMPANY

as Seller

AIRCRAFT PURCHASE AGREEMENT IN RESPECT OF

ONE (1) ERICKSON S-64F AIRCRAFT

MANUFACTURER’S SERIAL NUMBER 64095

THIS AIRCRAFT PURCHASE AGREEMENT dated as of October 1, 2012

BETWEEN

(1)                                 ERICKSON AIR-CRANE INCORPORATED, a corporation organized and existing under the laws of the State of Delaware and having its offices at 5550 S.W. Macadam Avenue, Suite 200, Portland, OR 97239 (the “Purchaser”); and

(2)                                 SAN DIEGO GAS & ELECTRIC COMPANY, a corporation organized and existing under the laws of the State of California and having its offices at 8330 Century Park Court, San Diego, California 92123 (the “Seller”).

IT IS AGREED as follows

1.                              DEFINITIONS AND INTERPRETATION

1.1                       Definitions

The terms set forth in this Clause 1.1 when used in this Agreement shall have the meanings set forth herein:

1.1.1             “Accessories” means the Aircraft accessories described in greater detail in Sections E and H of Schedule 2 hereto.

1.1.2             “Agreement” means this aircraft purchase agreement together with the Schedules (which form an integral part hereof) as originally executed by the parties hereto, as the same may be amended, modified, novated, replaced or supplemented from time to time.

1.1.3             “Aircraft” means the Airframe, the Engines, and the Accessories possessing the features described in greater detail in Schedule 2 hereto, together with the Spares, described in greater detail in Schedule 3 hereto; provided that, where the context permits, references to the “Aircraft” shall include the Aircraft Documentation and, unless otherwise provided herein, shall mean the Aircraft as a whole and any part thereof.

1.1.4             “Aircraft Documentation” means the manuals, logbooks and other records relating to the Aircraft or any part thereof delivered by Seller to Purchaser, which shall include, without limitation, all records, manuals, logbooks and other documentation required on the Delivery Date by the rules and regulations of the FAA for Purchaser to take title to, own, control, use, operate, repair and maintain the Aircraft.

1.1.5             “Airframe” means one (1) remanufactured Erickson S-64F airframe with manufacturer’s serial number 64095, together with all Parts installed at Delivery relating thereto, but excluding the Engines.

1.1.6             “Bill of Sale” means a bill of sale substantially in the form set out in Schedule 1 (Form of Bill of Sale).

1.1.7          “Cape Town Convention” shall have the meaning set forth in Clause 7.

1.1.8              “Data” means all information and data of any type, form or nature (including but not limited to, designs, drawings, blueprints, tracings, plans, models, layouts, software, specifications, technical publications, electronic transmittals, and memoranda) which may be furnished or made available to Purchaser as the result of this Agreement.

1.1.9              “Delivery” means the sale and purchase of, and transfer of legal and beneficial title in and to, the Aircraft in accordance with this Agreement.

1.1.10          “Delivery Conditions” means the Purchaser’s Conditions Precedent and Seller’s Conditions Precedent.

1.1.11          “Delivery Date” means the date on which the Delivery Conditions are satisfied or waived and the Aircraft is Delivered by Seller to Purchaser at the Delivery Location in accordance with this Agreement.

1.1.12          “Delivery Location” means San Diego, California, and, as to the Spares, Central Point Oregon.

1.1.13          “Dollars” and the sign “$” mean the lawful currency of the United States of America.

1.1.14          “Effective Time” means the time at which Delivery shall occur on the Delivery Date.

1.1.15          “Encumbrance” means any lien, claim or encumbrance with respect to the Aircraft;

1.1.16          “Engines” means the two (2) Pratt & Whitney engines, with serial numbers 677761 and 638213 installed on the Airframe at Delivery, and “Engine” shall mean each of them.

1.1.17          “FAA” means the United States Federal Aviation Administration.

1.1.18          “FAA Bill of Sale” means a Federal Aviation Administration Bill of Sale (AC Form 8050-2) conveying title to the Aircraft.

1.1.19          “Indemnified Party” shall have the meaning set forth in Clause 8.3.

1.1.20          “Legal Expense” means any and all liabilities, obligations, losses, damages, penalties, fines, claims (whether fraudulent, groundless, false or not), demands, actions, suits, judgements, legal proceedings (whether civil or criminal), investigations, costs, disbursements and expenses (including legal fees and disbursements) of every kind and nature whatsoever, other than taxes of any kind.

1.1.21          “One-Time Payment” shall have the meaning set forth in Clause 2.4.

1.1.22          “Part” means any part, furnishing, appliance, module, accessory, instrument, component, radar, radio, fixtures, fittings or other item of equipment installed in the Aircraft (other than a complete Engine).

1.1.23          “PBH Agreement” means that certain Maintenance Service Agreement by and between Purchaser and Seller, dated as of July 23, 2010.

1.1.24          “Purchase Price” means an amount equal to $ 21,750,000.00, which amount, for the avoidance of doubt, shall be exclusive of Transfer Taxes (if any).

1.1.25          “Purchaser’s Conditions Precedent” means the conditions to be satisfied precedent to Purchaser’s obligations hereunder as set forth in Clause 6.1 hereof.

1.1.26          “Scheduled Delivery Date” means October 2, 2012.

1.1.27          “Seller’s Conditions Precedent” means the conditions to be satisfied precedent to Seller’s obligations hereunder as set forth in Clause 5.2 hereof.

1.1.28          “Spares” means those spare parts listed on Schedule 3 hereto.

1.1.29          “Total Loss” means any of the following events:

a)                  loss of the Aircraft or loss of the use of the Aircraft due to theft, hi-jacking, disappearance, destruction, damage beyond repair or other rendering of the Aircraft permanently unfit for normal use for any reason whatsoever;

b)                  any damage to the Aircraft which results in an insurance settlement on the basis of an actual total loss or an agreed or arranged total loss;

c)                   the condemnation or confiscation or the requisition of title by any government entity or taking of title to the Aircraft by any government entity for a period which extends beyond the Effective Time;

d)                  the requisition for use or hire or seizure or possession of the Aircraft by any government body that shall have resulted in the loss of possession of such property by Seller and such seizure or requisition shall have continued for a period which extends beyond the Effective Time.

1.1.30          “Transaction Documents” means this Agreement, the Bill of Sale, and the FAA Bill of Sale.

1.1.31          “Transfer Taxes” shall mean any and all present and future sales, use, personal property, VAT, withholding, transfer, customs, stamp, documentary or other similar taxes, levies, imposts, duties, fees or withholdings, together with any penalties, fines, surcharges or interest thereon and “Taxation” shall be construed accordingly.

1.1.32          “VAT” means value added tax and any other tax of similar nature in any jurisdiction.

1.2                           Interpretation

Any reference in this Agreement to:

1.2.1                 any “Clause” or “Schedule” or “Exhibit” or “Appendix” is a reference to such Clause or Schedule or Exhibit or Appendix of, or to, this Agreement;

1.2.2                 “consent” also includes an approval, authorisation, exemption, filing, licence, order, permission, recording or registration;

1.2.3                 “hereof”, “herein” and “hereunder” and other words of similar import means this Agreement as a whole and not any particular part hereof;

1.2.4                 “person” includes any individual, firm, company, corporation, partnership, joint venture, trust, unincorporated body of persons or any state or government or any instrumentality, agency or sub division thereof; and

1.2.5                 words importing the singular number include the plural and vice versa.

1.3                           Headings

Clause and Schedule headings are for ease of reference only and shall not affect the interpretation of any of the provisions hereof.

2.                             AGREEMENT TO SELL AND PURCHASE

2.1                           Sale of Aircraft

Upon and subject to the terms and conditions of this Agreement, and in particular but without limitation, subject to the fulfillment to the satisfaction of, or waiver by, Seller of the Seller’s Conditions Precedent and to the provisions of Clause 4.2, Seller hereby agrees, in consideration of the payment by Purchaser of the Purchase Price, to Deliver the Aircraft to Purchaser on the Delivery Date at the Delivery Location free and clear of all Encumbrances (other than any Encumbrance created or granted by, or through, Purchaser).

2.2                           Purchase of Aircraft

Upon and subject to the terms and conditions of this Agreement and, in particular but without limitation, subject to the fulfillment to the satisfaction of, or waiver by, Purchaser of the Purchaser’s Conditions Precedent, Purchaser hereby agrees with Seller that, on the Delivery Date, it will:

2.2.1                 pay the Purchase Price to Seller in accordance with the provisions of this Agreement; and

2.2.2                 purchase and accept Delivery (and execute and deliver to Seller the Acceptance Certificate) of the Aircraft from Seller at the Delivery Location in an “as-is, where-is” condition.

2.3                           Total Loss

If before Delivery the Aircraft suffers a Total Loss, then with effect from the date of such Total Loss this Agreement shall without further act terminate, and the rights and obligations of the parties hereunder shall cease and be discharged without further liability on the part of either the Seller or the Purchaser.

2.4                           Payment of Purchase Price

2.4.1         Purchaser shall, subject to the terms and conditions of this Agreement, pay the Purchase Price to Seller in one lump sum payment of Twenty One Million Seven Hundred Fifty Thousand US Dollars ($21,750,000) paid upon Delivery of the Aircraft (“One-Time Payment”).

2.4.2         Payment made pursuant to this Agreement shall be made on the Delivery Date by remittance in US Dollars, by wire transfer of immediately available funds, without any set-off or counterclaim whatsoever and free and clear of any deductions and withholdings, to the bank account set forth below:

San Diego Gas & Electric

Union Bank of California

Bank ABA: 122 000 496

Account Number: 4430000352

Contact Info: CashMgmt@sempra.com

Fax: (619) 696-4658

2.4                           Termination of PBH Agreement

Purchaser and Seller agree that upon Delivery of the Aircraft, the PBH Agreement shall immediately terminate. Purchaser and Seller acknowledge and agree that $1,750,000 of the Purchase Price is in consideration of the termination of the PBH Agreement and of all obligations provided therein.

2.5                          Tax Gross-up

All payments to be made by Purchaser to Seller shall be made free and clear of and without deduction for or on account of Transfer Tax unless Purchaser is required to make such a payment subject to any deduction or withholding for or on account of Transfer Tax, in which case the sum payable by Purchaser (in respect of which such deduction or withholding is required to be made) shall be increased to the extent necessary to ensure that Seller receives a sum net of any deduction or withholding equal to the sum which it would have received had no such deduction or withholding been made or required to be made.

3.                         DELIVERY, TITLE AND REGISTRATION OF THE AIRCRAFT

3.1                           Delivery and Title

Upon and subject to the terms and conditions of this Agreement, Delivery of the Aircraft by Seller to Purchaser hereunder shall take place on the Delivery Date at the Effective Time by Seller delivering the completed and executed Bill of Sale and FAA Bill of Sale to Purchaser (or its authorised representative), immediately whereupon the risk of loss or destruction of, or damage to, the Aircraft shall pass from Seller to Purchaser and Seller shall transfer and convey to Purchaser all legal and beneficial title to the Aircraft free and clear of Encumbrances other than Encumbrances created or granted by, or through, Purchaser. Delivery may be delayed for any of the following causes: acts of God, war, armed hostilities, riots, fires, floods, earthquakes or serious accidents, governmental acts or failures to act, strikes or labor troubles causing cessation, slowdown or interruption of work, damage to the Aircraft, non-conformity with respect to the Delivery Conditions, failure of or delay in transportation, or arising out of any other cause to the extent it is beyond Seller’s control or not occasioned by Seller’s negligence. A delay resulting from such causes shall cause the Scheduled Delivery Date, the Effective Time, and the Final Payment to be equitably extended to a new date that shall be mutually agreed by the parties by a statement in writing signed by each of Seller and Purchaser.

3.2                           Location of Aircraft

At the Effective Time, the Aircraft shall be located at the Delivery Location. Purchaser and Seller acknowledge that the Spares have been delivered in their entirety to Purchaser’s possession at Central point, Oregon prior to the date hereof.

4.                              REPRESENTATIONS AND WARRANTIES

4.1                           Representations and Warranties of Seller

Seller hereby represents and warrants to Purchaser as of the date hereof that:

4.1.1                  Seller is a corporation validly existing under the laws of the State of California and has the corporate power to enter into and perform the transactions contemplated by the Transaction Documents;

4.1.2                  the execution, delivery and performance of the Transaction Documents have been duly authorised by all necessary corporate action on the part of Seller;

4.1.3                  each consent required by Seller to authorise, or required by it in connection with the execution, delivery, performance, legality, validity or enforceability of the Transaction Documents has been obtained and is in full force and effect, and there is no default in the observance or performance of any of the conditions and restrictions (if any) imposed on or in connection therewith;

4.1.4                  the entry by Seller into, and performance by Seller of the transactions contemplated by, the Transaction Documents do not and will not conflict with: (i) any law or regulation or any official or judicial order applicable to Seller; (ii) the constitutional documents of Seller; or (iii) any material agreement or document to which Seller is a party or by which Seller or any of its properties is bound;

4.1.5                  no litigation or other proceeding before any court, administrative agency or government body is pending or, to the best of Seller’s knowledge threatened against Seller, the outcome of which could materially and adversely affect the validity of the Transaction Documents or the rights, benefits or interest of Purchaser conveyed hereunder;

4.1.6                     upon Delivery, Seller shall convey to Purchaser good title to the Aircraft, and free and clear of Encumbrances other than those created or granted by or through Purchaser.

4.2                           Disclaimer of Warranty

4.2.1                 EXCEPT AS SPECIFICALLY AND EXPRESSLY SET FORTH IN THIS AGREEMENT, ITS AMENDMENTS OR IN THE BILL OF SALE WITH RESPECT TO TITLE, THE SELLER MAKES NO REPRESENTATIONS WHATSOEVER IN RESPECT OF THE AIRCRAFT, THE AIRCRAFT BEING SOLD “AS-IS, WHERE-IS” AND “WITH ALL FAULTS,” AND THE SELLER SPECIFICALLY DISCLAIMS, AND EXCLUDES (i) ANY EXPRESS OR IMPLIED WARRANTY OR REPRESENTATION AS TO CONDITION, DESCRIPTION, AIRWORTHINESS, VALUE, SATISFACTORY QUALITY, DESIGN, QUALITY, MANUFACTURE OR OPERATION OF ANY KIND OR NATURE, (ii) ANY EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR

PURPOSE, (iii) ANY EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY OF FREEDOM FROM ANY RIGHTFUL CLAIM BY WAY OF INFRINGEMENT OR THE LIKE, (iv) ANY IMPLIED REPRESENTATION OR WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE, AND (v) ANY OBLIGATION OR LIABILITY OF THE SELLER ARISING IN CONTRACT OR IN TORT, WHETHER OR NOT ARISING FROM THE NEGLIGENCE OF THE SELLER, ACTUAL OR IMPUTED, OR IN STRICT LIABILITY, INCLUDING ANY OBLIGATION OR LIABILITY FOR LOSS OF USE, REVENUE OR PROFIT WITH RESPECT TO THE AIRCRAFT, OR FOR ANY LIABILITY OF THE PURCHASER TO ANY THIRD PARTY OR ANY OTHER DIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGE WHATSOEVER. NO AGREEMENT ALTERING OR EXTENDING THE SELLER’S LIABILITY FOR WARRANTIES WILL BE BINDING UPON THE SELLER UNLESS IN WRITING AND EXECUTED BY A DULY AUTHORISED OFFICER OF THE SELLER.

4.2.2                 Neither Party will be liable to the other for any special, consequential, incidental or exemplary damages of any kind whatsoever arising out of or in connection with the performance or failure to perform under the Transaction Documents.

4.3                           Representations and Warranties of Purchaser

Purchaser represents and warrants to Seller as of the date hereof that:

4.3.1                 Purchaser is a corporation validly existing under the laws of the State of Delaware and has the corporate power to enter into and perform the transactions contemplated by the Transaction Documents;

4.3.2                 the execution, delivery and performance of the Transaction Documents have been duly authorised by all necessary corporate action on the part of Purchaser;

4.3.3                 each consent required by Purchaser to authorise, or required by it in connection with the execution, delivery, performance, legality, validity or enforceability of the Transaction Documents has been obtained and is in full force and effect, and there is no default in the observance or performance of any of the conditions and restrictions (if any) imposed on or in connection therewith;

4.3.4                 the entry by Purchaser into, and performance by Purchaser of the transactions contemplated by, the Transaction Documents do not and will not conflict with: (i) any law or regulation or any official or judicial order applicable to Purchaser; (ii) the constitutional documents of Purchaser; or (iii) any material agreement or document to which Purchaser is a party or by which Purchaser or any of its properties is bound; and

4.3.5                 no litigation or other proceeding before any court, administrative agency or government body is pending or, to the best of Purchaser’s knowledge threatened against Purchaser, the outcome of which could materially and adversely affect the validity of the Transaction Documents or the rights, benefits or interest of Seller conveyed hereunder.

4.4                           Fee Disclaimer

Each of Purchaser and Seller hereby represents and warrants to the other that it has not paid, agreed to pay or caused to be paid directly or indirectly in any form, any commission, percentage, contingent fee, brokerage or other similar payments of any kind, in connection with the consummation of the transactions contemplated by the Transaction Documents to any person (other than fees payable to Purchaser’s or Seller’s technical or legal advisers (as the case may be)). Each of Purchaser and Seller agrees to indemnify and hold the other harmless from and against any and all claims, suits, damages, costs and expenses (including, but not limited to reasonable attorneys’ fees) asserted by any agent, broker or other third party for any commission or compensation of any nature whatsoever based upon the Transaction Documents or the Aircraft if such claim, suit, damage, costs or expense arises out of any breach by the indemnifying party, its employees or agents of this Clause 4.4.

4.5                           Repetition of Representations and Warranties

Each representation and warranty set out in Clauses 4.1 (Representations and Warranties of Seller), 4.3 (Representations and Warranties of Purchaser) and 4.4 (Fee Disclaimer) shall be deemed to be repeated on the Delivery Date by reference to the facts and circumstances existing on such date and shall survive the execution hereof and the Delivery of the Aircraft.

5.                                      CONDITIONS PRECEDENT

5.1                           Purchaser’s Conditions Precedent

5.1.1                 The obligations of Purchaser under this Agreement are subject to the following conditions precedent (the “Purchaser’s Conditions Precedent”) being fulfilled to the satisfaction of, or waived in writing by, Purchaser:

a)                    the representations and warranties on the part of Seller contained in this Agreement shall be true and accurate on and as of the Delivery Date as if made and repeated on and as of the Delivery Date with reference to the facts and circumstances existing as of the Delivery Date;

b)                    no Total Loss of the Aircraft shall have occurred;

c)                     the Transaction Documents shall have been executed and delivered by Seller;

d)                    evidence of the issue of each approval, license, and consent which may be required in connection with the performance by the Seller of all its obligations under the Transaction Documents;

e)                     the Aircraft has been duly certified by the FAA as to type and has a current, valid FAA airworthiness certificate;

f)                      Seller shall have made the Aircraft available for Delivery at the Delivery Location on the Delivery Date;

g)                     on the Delivery Date the Aircraft shall conform in all material respects with the technical requirements described as features of the Aircraft in Schedule 2; and

h)                                     at the time of Delivery, Purchaser’s FAA legal counsel shall have confirmed that such counsel is forthwith furnishing Purchaser an opinion addressed to Purchaser to the effect that (i) the FAA Bill of Sale and FAA Application for Registration with respect to the Aircraft have been duly filed with the FAA; (ii) legal title to the Aircraft is vested in Purchaser, free and clear of all Encumbrances of record; and (iii) the transfer of title to the Aircraft has been registered on the International Registry in accordance with the Cape Town Convention.

If any of the Purchaser’s Conditions Precedent remain outstanding on the Delivery Date and are not waived or deferred in writing by the Purchaser, the Purchaser shall be entitled at any time thereafter to terminate its obligation to purchase the Aircraft from the Seller by notice, whereupon neither party shall have any further obligation or liability hereunder, other than their respective obligations under Clause 6 hereof the obligation of the Seller to return the Initial Payment and any other of the payments received pursuant to Clause 2.4 of this Agreement to the Purchaser.

5.2                       Seller’s Conditions Precedent

5.2.1                      The obligations of Seller under this Agreement are subject to the following conditions precedent (the “Seller’s Conditions Precedent”) being fulfilled to the satisfaction of, or waived in writing by, Seller:

(a)                 the representations and warranties on the part of Purchaser contained in this Agreement shall be true and accurate on and as of the Delivery Date as if made and repeated on and as of the Delivery Date with reference to the facts and circumstances existing as of the Delivery Date;

(b)                 evidence of the issue of each approval, license, and consent which may be required in connection with the performance by the Purchaser of all its obligations under the Transaction Documents;

(c)                  the Transaction Documents shall have been executed and delivered by Purchaser;

(d)                 the insurance certificate required by Clause 10.2 shall have been delivered to Seller; and

(e)                  Seller shall have received payment in full of the Purchase Price.

If any of Seller’s Conditions Precedent remain outstanding on the Delivery Date and are not waived or deferred in writing by the Seller, the Seller shall be entitled at any time thereafter to terminate its obligation to sell the Aircraft to Purchaser by notice, whereupon neither Party shall have any further obligation or liability hereunder, other than their respective obligations under Clause 6 hereof and the obligation of the Seller to return any payments received pursuant to Clause 2.4 of this Agreement to the Purchaser.

6.                                      FEES AND EXPENSES

Each of Purchaser and Seller shall be responsible for its own costs and expenses, including legal fees, incurred by each of them in connection with the negotiation, preparation and execution of the

Transaction Documents, regardless of whether the Aircraft is in fact sold by Seller to Purchaser. The fees and expenses of Purchaser’s FAA legal counsel shall be paid by Purchaser.

7.                                      REGISTRATION FEES

Purchaser shall be responsible at its own expenses for obtaining and maintaining any governmental and other licences, approvals, consents, certificates, exemptions, registrations and filings necessary for the ownership, leasing, registration, maintenance, use or operation of the Aircraft on and after Delivery. Seller and Purchaser will, at Purchaser’s expense, execute and file documents with the FAA and register an international interest pursuant to the Convention on International Interests in Mobile Equipment and the Protocol to the Convention on International Interests in Mobile Equipment on Matters Specific to Aircraft Equipment, both signed in Cape Town, South Africa on November 16, 2001, together with the Regulations for the International Registry, the International Registry Procedures, the International Registry Website terms and conditions, and all other rules, amendments, supplements and revisions thereof (collectively, the “Cape Town Convention”) with respect to the sale and registration of the Aircraft hereunder.

8.                                      INDEMNITIES

8.1                     Purchaser’s Indemnities

Purchaser shall indemnify, protect, save and keep harmless Seller and each of its respective successors, assigns, and affiliates, and each of their respective officers, directors, shareholders, agents, employees, members, partners, contractors subcontractors, and suppliers (collectively, the “Seller Indemnitees”) for, from and against, and on written demand shall pay or reimburse each Seller Indemnitee for the payment of, any and all Legal Expenses imposed on, incurred by or asserted against any Seller Indemnitee to the extent relating to or arising directly or indirectly out of or in any way connected with (i) the breach by Purchaser of any obligation, representation or warranty hereunder. or (ii) from and after the Effective Time, the ownership, possession, maintenance, modification, control, use, operation, sale, leasing or other application or disposition of the Aircraft or any Engine or Part thereof or interest therein, whether by Seller, Purchaser or any other person or party; provided, however, that such Legal Expenses are not attributable to the gross negligence or wilful misconduct of a Seller Indemnitee or the breach by Seller of any express warranty, representation or obligation hereunder.

Purchaser shall indemnify and hold harmless each of the Seller Indemnitees (and each of their respective successors, assigns, affiliates, and their respective officers, directors, shareholders, members, partners, employees, agents, contractors and subcontractors) from and against all Legal Expenses arising from (i) the death of or injury to any employee, agent, representative or contractor of Purchaser or (ii) the loss of or damage to any property of Purchaser or any employee, agent, representative or contractor of Purchaser, in connection with or arising out of any activity of Purchaser or any employee, agent, representative or contractor of Purchaser, including, without limitation, with respect to any acceptance flight, monitoring, or inspection of the Aircraft, whether or not arising from the negligence (whether active or passive) of any such indemnified person.

8.2                     Seller’s Indemnities

Seller shall indemnify, protect, save and keep harmless Purchaser and each of its respective successors, assigns, and affiliates, and each of their respective officers, directors, shareholders, agents, employees, members, partners, contractors subcontractors, and suppliers (collectively, the “Purchaser Indemnitees”) for, from and against, and on written demand shall pay or reimburse each Purchaser Indemnitee for the payment of, any and all Legal Expenses imposed on, incurred by or asserted against any Purchaser Indemnitee to the extent relating to or arising directly or indirectly out of or in any way connected with (i) the breach by Seller of any obligation, representation or warranty hereunder or (ii) prior to the Effective Time, the ownership, possession, control, use, or operation of the Aircraft or any Engine or Part thereof or interest therein; provided, however, that such Legal Expenses are not attributable to the gross negligence or wilful misconduct of a Purchaser Indemnitee or the breach by Purchaser of any express warranty, representation or obligation hereunder or under any other document, instrument or agreement relating to the Aircraft for the use, operation or maintenance thereof to which any Purchaser Indemnitee is a party.

Seller shall indemnify and hold harmless each of the Purchaser Indemnitees (and each of their respective successors, assigns, affiliates, and their respective officers, directors, shareholders, members, partners, employees, agents, contractors and subcontractors) from and against all Legal Expenses arising from the Sunrise Power Link Project, provided, however, that such Legal Expenses are not attributable to the gross negligence or wilful misconduct of a Purchaser Indemnitee or any material breach by a Purchaser Indemnitee under any document, instrument or agreement related to the Sunrise Power Link Project to which any such person is a party or otherwise required to be paid or indemnified by any Purchaser Indemnitee thereunder.

8.3                     Claims for Indemnification

If a claim is made by a third party against a Purchaser Indemnitee or a Seller Indemnitee (such indemnitee, an “Indemnified Party”) for any such Legal Expenses, the relevant Indemnified Party shall promptly notify the indemnifying party upon receiving notice of such claim. If requested by the indemnifying party in writing, such Indemnified Party will, at the expense of the indemnifying party, take such action as the indemnifying party or any insurer defending such claim may reasonably direct with respect to such claim. Notwithstanding any other provision of this Agreement, the obligations of the parties under this Article 9 will survive the Delivery of the Aircraft, hereunder. If a claim is made against a Seller Indemnitee for any such Legal Expenses, the relevant Seller Indemnitee shall promptly notify Purchaser upon receiving notice of such claim. If requested by Purchaser in writing, such Seller Indemnitee will, at Purchaser’s expense, take such action as Purchaser or the insurer defending such claim may reasonably direct with respect to such claim.

9.                                      TAXES

9.1                               Each of Seller and Purchaser shall co-operate and use reasonable efforts to avoid or minimise any and all Transfer Taxes or other taxes (such as taxes based on gross or net income, profits or revenue, or franchise or doing business) imposed on or arising out of the sale of the Aircraft to Purchaser by Seller or otherwise imposed on the transactions contemplated by the Transaction Documents. Notwithstanding the foregoing, any and all applicable Transfer Taxes arising out of the Delivery of the Aircraft or any Engine or Part thereof shall be the sole responsibility and liability of Purchaser.

9.2                               Purchaser will indemnify and hold Seller harmless on demand from and against any and all Transfer Taxes levied or imposed against or upon Seller or Purchaser and relating to or attributable to Purchaser, this Agreement or the sale and/or purchase of the Aircraft pursuant to this Agreement, and any Transfer Taxes of any kind whatsoever assessed against Seller which are attributable to any payment made by Purchaser pursuant to this Clause 9.2 (expressly excluding any such tax based on gross or net income, profits or revenues, franchise or doing business taxes of Seller).

9.3                               If a claim is made against Seller for any Transfer Taxes required to be indemnified by Purchaser pursuant to Clause 9.2, Seller shall promptly notify Purchaser. Following receipt of such notice or upon receipt of any claim made by a taxing authority against Purchaser directly, Purchaser shall promptly pay and discharge when due any and all Transfer Taxes and, as the case may be any other taxes or expenses described in Clause 9.2, the responsibility and liability for which is assumed by Purchaser pursuant to the provisions of Clauses 9.1 and 9.2.

10.                               INSURANCE

10.1                        Seller shall, at no expense to Purchaser, maintain until the Delivery Date, liability insurance (including war risks and allied perils, including passengers and third parties, cargo and baggage, products liability and property damage) in respect of the Aircraft in an amount of not less than Fifty Million Dollars ($50,000,000.00) in respect of any one accident or occurrence (but in the aggregate in respect of products and personal injury liability).

10.2                        Purchaser shall, at no expense to Seller, maintain as of the Delivery Date and for two (2) years thereafter liability insurance (including war risks and allied perils, including passengers and third parties, cargo and baggage, products liability and property damage) in respect of the Aircraft, including cover for the Seller Indemnitees, in an amount of not less than Fifty Million Dollars ($50,000,000.00) in respect of any one accident or occurrence (but in the aggregate in respect of products and personal injury liability).

10.3                        The insurance policies in respect of such insurance shall be in form and substance reasonably satisfactory to Seller and shall include provisions (to the extent commercially available) whereby:

a)                                     the Seller Indemnitees are named as additional named insureds for their respective rights and interests;

b)                                    the insurers under any hull policy for the Aircraft shall waive all rights of subrogation against the Seller Indemnitees to the extent of the indemnity under Clause 9.1 of this Agreement;

c)                                     in respect of the interests of each Seller Indemnitee in such policies, the insurance shall not be invalidated by any act or omission (including misrepresentation and non-disclosure) of Purchaser or any other person (other than, as to any Seller Indemnitee, such Seller Indemnitee) which results in a breach of any term, condition, warranty or other provision of such policies;

d)                                    none of the Indemnified Parties shall have responsibility for the payment of premiums or any other amounts payable by the other party under such policies;

e)                                     if such insurance is cancelled or allowed to lapse for any reason whatsoever, or if any material change is made in such insurance that adversely affects the interest of any Seller Indemnitee, such cancellation, lapse or change shall not be effective as to any Seller Indemnitee for 30 days (or 7 days or such other period as is then customarily obtainable in the industry in the case of any war and allied perils liability coverage) after giving notice from such insurers or Purchaser’s appointed insurance broker to Seller;

f)                                      be primary without right of contribution from any other insurance maintained by any Seller Indemnitee;

g)                                     provide a severability of interests provision applicable to each insured (including each Seller Indemnitee) under the policy such that all of the provisions of the insurance required hereunder, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured (including each Seller Indemnitee);

h)                                    waive any right of the insurers to any setoff, counterclaim or other deduction against any Seller Indemnitee; and

i)                                        provide for worldwide coverage, subject to such limitations and exclusions as may be customary; provided, however, that such limitations and exclusions are not applicable to the territories where the Aircraft is operated.

10.4                        Unless Purchaser already holds a valid insurance certificate from Seller evidencing the insurance required to be provided by Seller to Purchaser hereunder, within five (5) business days of the effectiveness of this Agreement, Seller shall deliver to Purchaser an original insurance certificate confirming that Seller has complied with its obligations hereunder. On or before the Delivery Date, Purchaser shall deliver to Seller an original insurance certificate confirming that Purchaser has complied with its obligations hereunder.

11.                               ASSIGNMENTS

Neither party shall assign or transfer its rights, obligations or interests hereunder without the prior written consent of the other, such consent not to be unreasonably withheld, delayed or conditioned; provided, however, that in the case of any assignment requested by Purchaser, consent by Seller will be contingent upon Seller’s sole and absolute determination that any requested assignee (i) is creditworthy and (ii) is willing and able to, and does, assume (in writing) all obligations of Purchaser under this Agreement. The terms “Purchaser” and “Seller” when used herein, shall be deemed to include their respective successors and permitted assigns. Purchaser may, at its sole cost and expense, assign its rights by way of security to a third party provider of financing for the purchase described herein; provided, however, that any such assignment shall in no way decrease the rights or increase the obligations of Seller hereunder.

12.                               AMENDMENTS

Neither this Agreement nor any provision hereof (including, for the avoidance of doubt, this Clause 12) may be amended, supplemented, changed, waived, discharged or terminated orally, except pursuant to a statement in writing signed by each of Seller and Purchaser.

13.                               NOTICES

13.1                        Notices

Every notice, request, demand or other communication under this Agreement shall be in writing and either sent by a nationally recognized overnight courier service, in which case notice shall be deemed delivered as of the date shown on the courier’s delivery receipt; or sent by telecopy during business hours of the recipient, with a copy of the notice also deposited in the mail (postage prepaid) the same business day, in which case notice shall be deemed delivered on transmittal by telecopy provided that a transmission report is generated reflecting the accurate transmission of the notices; or sent by mail, postage prepaid, in which case notice shall be deemed delivered as of two business days after deposit in the mail, addressed as follows:

13.1.1 to Purchaser to:

Address:                         ERICKSON AIR-CRANE INCORPORATED
5550 SW Macadam Avenue, Suite 200
Portland, OR 97239

Fax:                                               1-503-473-8540

Email:                                    erizzuti@ericksonaircrane.com

Attention:                 Mr. Edward Rizzuti, VP & General Counsel

13.1.2 to Seller to:

Address:                         SAN DIEGO GAS & ELECTRIC COMPANY
1850 Crosson Drive
El Cajon, CA 92020

Fax:                                               858-654-6347

Email:                                    mmanry@semprautilities.com

Attention:                 Mr. Michael J. Manry, Aviation and Operations Manager

or to such other address, email or facsimile number as is notified by one party to the other under this Agreement.

13.2                        English Language

All notices, requests, demands, or other communication under this Agreement, unless made in the English language, shall (unless expressly provided to the contrary) be accompanied by an English translation and the English version of all such documents, notices, communications, evidence, reports, opinions and other documents shall, to the extent permitted by applicable law, prevail in the event of any conflict with the non-English version thereof.

14.                               MISCELLANEOUS

14.1                        Entire Agreement

This Agreement (including all Exhibits, Schedules and documents attached hereto) contains the entire agreement and understanding between Seller and Purchaser relating to the subject matter hereof, and supersedes any and all prior understandings, and agreements, whether written or oral, in regard to such matters.

14.2                        Delay in Exercising Rights

No failure or delay on the part of either party in exercising any right, power or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise by either party of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

14.3                        Further Assurance; Cooperation Prior to Delivery

14.3.1              Each party shall from time to time do and perform such other and further acts and execute and deliver any and all such further documents and instruments as may be required by law or reasonably requested in writing by the other to establish, maintain and protect the rights and remedies of the other and to carry out and effect the intent and purposes of this Agreement.

14.3.2              Prior to the Effective Time, each party will promptly inform the other party in writing of any variances from the representations and warranties contained in Clause 4.1 or Clause 4.3 or any breach of any covenant hereunder by such party. No disclosure by any party pursuant to this Clause 14.3.2, however, shall be deemed to prevent or cure any misrepresentation, breach of warranty or breach of covenant, or limit a party’s rights and remedies under this Agreement for any of the foregoing. Each of the parties will use commercially reasonable efforts to cause the conditions to the parties’ obligations to consummate the transactions contemplated hereby to be satisfied (including the execution and delivery of all agreements contemplated hereunder to be so executed and delivered and the making and obtaining of all third party and governmental notices, filings, authorizations, approvals, consents, releases and terminations).

14.4                        Rights Cumulative

Nothing contained in this Agreement shall be construed to limit in any way any right, power, remedy or privilege of each party hereunder or now or hereafter existing at law or in equity. Each and every right, power, remedy and privilege of each party under this Agreement: (i) shall be in addition to and not in limitation of, or in substitution for, any other right, power, remedy or privilege under this Agreement or at law or in equity; (ii) may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by it; and (iii) shall be cumulative and not mutually exclusive, and in addition to any remedies provided by law.

14.5                        Counterparts

This Agreement may be executed in any number of counterparts and by each of the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which, taken together, shall constitute one and the same instrument.

14.6                        Severability

If any provision of this Agreement shall become invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired.

14.7                        Data and Confidentiality

14.7.1             This Agreement contains Data shared exclusively between Seller and Purchaser, and nothing herein contained shall be divulged by Seller or Purchaser to any third party without the prior written consent of the other party hereto; except (i) to the extent required by law, regulatory authority or to enforce this Agreement; and (ii) to the extent necessary for disclosure to both parties’ respective insurers, accountants, legal counsel or other professional advisors for whom each party hereto shall be responsible to take all steps necessary to insure compliance by those persons with this Clause.

14.8                        No Partnership.

No partnership, joint venture or other relationship between the parties whereby any party may be held liable for the acts or omissions of any other party is intended or created by this Agreement.

14.9                        Interpretation.

No Clause or other provision of this Agreement shall be interpreted against the interest of any party hereto for the reason that such party drafted such Clause or other provision.

14.10                 Government Authorization; Export Shipment.

Purchaser shall be responsible for obtaining any required export licenses and import licenses or any other required governmental authorization and shall be responsible for complying with all applicable US and foreign government licensing and reporting requirements for its ownership, use, operation, maintenance, sale, leasing and control of the Aircraft from and after Delivery on the Delivery Date.

15.                               GOVERNING LAW

This Agreement shall be governed by and construed in accordance with the laws of the state of Oregon, without reference to principles of conflicts of law.

16.                               ARBITRATION

16.1.                     The parties agree that any controversy or dispute of any kind arising out of or in connection with this Agreement or the transactions contemplated hereby shall be settled by final and binding arbitration under the Commercial Rules of Arbitration (“AAA Rules”) of the American Arbitration Association.

16.2                        The arbitration shall be constituted by one or more arbitrators appointed in accordance with AAA Rules.

16.3                        The forum for the arbitration shall be Los Angeles, California and the governing law for the arbitration will be the law of the State of Oregon (without reference to its conflicts of laws provisions). The parties agree that the official language of the arbitration will be English.

16.4                        The arbitration award shall include an allocation of costs between the parties, including reasonable legal fees and expenses. The parties hereby agree to bear their own costs during the conduct of the arbitration.

16.5                        The arbitrators shall be bound by and shall strictly enforce the terms of this Agreement and may not limit, expand or otherwise modify its terms.

16.6                        The arbitrators’ decision shall provide a reasoned basis for the resolution of each dispute and for any award. The arbitrators shall have power and authority to award any remedy or judgment that could be awarded by a court of law in the State of Oregon. The award rendered by arbitration shall be final and binding upon the parties, and judgment upon the award may be entered in any court of competent jurisdiction applicable to the parties.

16.7                        Each party to this Agreement agrees that in any legal action or proceedings against it or its assets in connection with this Agreement no immunity from such legal action or proceedings (which shall include, without limitation, suit, attachment prior to judgement, other attachment, the obtaining of judgement, execution or other enforcement) shall be claimed by or on behalf of it or with respect to its assets, and each party to this Agreement irrevocably waives any such right of immunity which it or its assets now have or may hereafter acquire or which may be attributed to it or its assets and consents generally in respect of any such legal action or proceedings to the giving of any relief or the issue of any process in connection with such action or proceedings including, without limitation, the making, enforcement or execution against any property whatsoever (irrespective of its use or intended use) of any order of judgement which may be made or given in such action or proceedings.

SCHEDULE 1

FORM OF BILL OF SALE

Reference is made to that certain Aircraft Purchase Agreement dated as of October 1, 2012, between ERICKSON AIR-CRANE INCORPORATED, as Purchaser, and SAN DIEGO GAS & ELECTRIC COMPANY, as Seller (the “Purchase Agreement”). Except as otherwise defined herein, capitalized terms used but not defined in this Bill of Sale will have the meanings given to such terms in the Purchase Agreement.

For valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller, as owner of the full legal and beneficial title to the Aircraft, does hereby sell, grant, transfer and deliver all its right, title and interest in and to the Aircraft free and clear of all Encumbrances other than those created or granted by, or through, Purchaser, to Purchaser, pursuant to the terms and conditions of the Purchase Agreement. Seller hereby warrants to Purchaser, and its successors and assigns, that it is the legal and beneficial owner of the Aircraft and that there is hereby conveyed to Purchaser good and marketable title to the Aircraft free and clear of any Encumbrances other than the Encumbrances granted or created by, or through, Purchaser.

The Aircraft is sold under and subject to all of the terms and conditions set forth in the Purchase Agreement.

Except as stated in Clause 4.1 (Representations and Warranties of Seller) and 4.5 (Repetition of Representations and Warranties) of the Purchase Agreement and in this Bill of Sale, to the extent permitted by applicable law, no representations, guarantees or warranties are given by Seller, express or implied of any kind, arising by law or otherwise.

This Bill of Sale and all matters arising from or connected with it are governed by the laws of the State of Oregon without reference to principles of conflicts of law.

IN WITNESS WHEREOF, Seller has caused this Bill of Sale to be duly executed as of this           day of              , 2012.

SAN DIEGO GAS & ELECTRIC COMPANY

By:
Name:
Title:

SCHEDULE 2

DESCRIPTION OF AIRCRAFT AND ACCESSORIES

Model: Erickson S-64F

Mfg. S/N: 64095

A.	S-64 F Helicopter Airframe	Re-Manufactured
B.	General Arrangement	Equipment and Accessories
	Wheeled Landing Type	Standard
	Dual Engine P & W JFTD12A-5A 4,800 SHP X 2	Standard
	6 Blade Fully Articulated Main Rotor Head	Standard
	4 Blade Tail Rotor Head	Standard
	Fuel Capacity, Main 908 USG Aux 448 USG	Standard
	Dual Control 2 Pilot Requirement	Standard
	Aft Facing Pilot Station with Flight Controls	Included in Price
	47,000 lbs Max Gross Weight	Standard
	25,000 lbs Max External Load Weight	Standard
	Environmental Control Unit (ECU)	Standard
	Engine Anti Ice System	Standard
	AFCS w/o Upgrade	Standard
	Primary Instrumentation CRT & LCD Display	Standard
	Back up Instrumentation Analog	Standard
	Rotor Brake Hand Pump Style	Standard
	Main Wheel Brakes	Standard
	Cockpit Door Bubble Windows	Standard
	Pulse Lights	Standard
	Red & White Strobe Tail Lights	Standard
	Red Nose Strobe Light	Standard
	Sealed Lead Acid Battery	Standard
	APP Electric Start	Standard
	Cockpit Fans	Standard
	Fire Extinguisher Hand Held	Standard
	Crash Axe	Standard
	Two Color Paint Scheme	Standard
	Hard Wiring for RADS, RADS Kit Included	Standard
	Collective Down Lock System	Standard
	4th Crew Seat	Standard
	Auxiliary Fuel Tank with Indicator	Standard
	First Aid Kit	Standard
	Fall Protection System	Standard

C.	Engine and Systems Monitoring Display	Equipment and Accessories
	ICDS 2000 Multi Function Display (2 ea.) Includes:	Standard
	N1 Indicator (2 ea.)	Standard
	Fuel Flow Indicator (2 ea.)	Standard

EPR Indicator (2 ea.)	Standard
MGB Oil Temperature Indicator	Standard
Fuel Quantity Indicator (3 ea.)	Standard
Torque Indicator (3 ea.)	Standard
Triple Tachometer (2 ea.)	Standard
Oil Cooler Tachometer	Standard
T-5 Indicator (2 ea.)	Standard
Hydraulic Pressure Indicator (3 ea.)	Standard
Engine Oil Temperature Indicator (2 ea.)	Standard
Load Cell Indicator	Standard
Fire Tank Quantity Indicator	Standard
Electronic Horizontal-Situation Indicator (EHSI) (2 ea.)	Standard
Electronic Attitude Directional Indicator (EADI) (2 ea.)	Standard
Magnetic Compass	Standard
Altimeter (2 ea.)	Standard
Airspeed Indicator (2 ea.)	Standard
Vertical Speed Indicator (2 ea.)	Standard
Artificia1 Horizon (2 ea.) Standby	Standard
Clock Digital (2 ea.)	Standard
OAT Indicator — Digital and Analog (2 ea.)	Standard
Hour Meter	Standard

D.	Radio Package	Equipment and Accessories
	6 Position Intercom System, 4 Inside, 2 External	Standard
	VHF COMM-118-152 MHz (VHF-22) (2ea.)	Standard
	Distance Measuring Equipment (DME) Transceiver	Standard
	ATC Transponder (TDR-94/94D Mode S Transponder) (2 ea.)	Standard
	Radio Tuning Unit (RTU) (2ea.)	Standard
	Emergency Locator Transmitter (ELT) 406 MHz	Standard
	Radar Altimeter	Standard
	USFS P25 Compliant VHF FM Transceiver (Northern Airborne Technology NPX136D)	Included in Price
	GPS (Garmin 500)	Standard
	VOR/ILS Receiver with Marker Beacon	Standard
	Automatic Direction Finder (ADF) Receiver	Standard
	Cockpit Voice Recorder (Pacific Avionics & Instruments)	Standard
	EMM 35 Engines and Systems Monitoring	Standard
	Night Vision Goggle Modification 3 Sets Goggles	Included in Price
	AFF Blue Sky System	Included in Price

E.	Fire Suppression System	Equipment and Accessories
	Fire Tank 2,550 USG	Included in Price
	Foam Tank Internal 70 USG	Standard with Tank
	Pond Snorkel with Aux Pack	Standard with Tank

Sea Snorkel	Included in Price
Hydro Seed Modification	Included in Price
Bambi Bucket HL7600 STD.	Included in Price

F.	Construction Accessories	Equipment and Accessories
	Siren Warning System	Standard
	Shock & Pendant	Included in Price
	Anti Rotational Restraint System	Included in Price
	Construction Winch	Included in Price
	Training Tower	Included in Price

G.	Aircraft Rigging	Quantity
	200 Foot Long Line	1
	20,000 lbs Remote Hook	1
	8,000 lbs Remote Hooks	5
	12,000 lbs Remote Hooks	3
	20 Foot Rigging	4
	40 Foot Rigging	4
	Spreader Bars (1 Ten Foot and 2 Four Foot)	3
	40 Foot Rigging	4
	Spreader Bars (1 Ten Foot and 2 Four Foot)	4
	20 Foot Rigging	4
	200 Foot Long Line	1
	20,000 lbs Remote Hook	1

H.	Transmission Tower Guides	Quantity
	Large Yellow Flower Pots	60
	Large Red Flower Pots	60
	Small Yellow Flower Pots	60
	Small Red Flower Pots	60
	Stiffeners	12
	Bayonets	502
	Banana Guides	240
	Outside Stops Red	240
	Outside Stops Yellow	240
	Inside Stops	240
	Large Yellow Flower Pots	60
	Large Red Flower Pots	60

I.	Aircraft Documentation
	All Aircraft Documentation current on the Delivery Date.	Comply

SCHEDULE 3

SPARE PARTS & TOOLING

PART NUMBER	NOMENCLATURE	QTY
327	Lamp	10
1683	Lamp	10
2216	Switch, Pressure (Scott)	2
2226	Switch, Pressure (Scott)	1
4581	Lamp	2
8EH52AAA1	Igniter Cable RH/LH	2
43140	Exciter (LJ Walch)	2
118240-03	Filter Element	4
770422	Valve, Linear	1
341859	Nut, Self Locking	40
375094	Nut	50
40096-0102	Torque Sensor Assembly	1
419881	Bolt	2
419882	Nut	2
432229AA	Bolt	50
613275	Strainer Assembly	1
8EH13EAC1	Harness, T-5	1
660369EAC	Heat Shield	1
745114	Valve Assembly	1
3307671	Plug, Chip Detector	1
22252940	Trim Valve	2
01-0790101-04	Power Supply, Nose	1
6455-40102-301	Power Supply, Aft	1
03T601-231	Filter Element	1
09168P-31	Microphone	4
10-614950-1	Exciter (LJ Walch)	1
100925-0	Fuel Control APP Assembly	1
10574N05T04	T5 Indicator	0
10610N01F02	Fuel Flow Indicator	0
107500	Attitude Indicator	0
11HSX313A	Relay	1
124B34E	Temperature Indicator, APP	1
1535-61199-001	Disk Assembly	3
1535-61262-005	Shim, Thomas Coupling	6
1535-61262-006	Shim, Thomas Coupling	6
1535-61262-007	Shim, Thomas Coupling	6
1535-61262-008	Shim, Thomas Coupling	6
1535-61265-001	Washer, Synthane	50
1565-61831-000	Valve, Linear	1
201945-1MODI	Strobe Light	2
211C223-29	Switch, Pressure (Scott)	1

65652-09022-102-M1	Switch, Pressure (Scott)	1
65652-09022-106-M1	Switch, Pressure	2
65652-09022-101	Switch, Pressure	2
21B17-10B	Voltage Regulator (LJ Walch)	2
21EN9-6	Switch Sensitive	1
22003-11	Mount	2
23032-022	Generator, Starter (LJ Walch)	1
23033-1141	Brushes	4
6403375	Speed Switch, APP	1
26516-1	Switch, Pressure (Scott)	1
26793-1	Gasket	3
28022-4	Nozzle	1
28B135-93AVD	Generator, 20KVA (LJ Walch)	1
2B28-1A	Transformer Assembly (LJ Walch)	1
30314-20	Hydraulic Filter	1
353999-0100	Flight Indicator (Scott)	0
41850A	Landing Light W/O Lamp (LJ Walch)	1
MS24420-4	Switch	1
5-085N602-70	O-Ring	6
50179-1	Filter, Disposable	1
53-20	Wiper Blade Refill	2
6430-61038-103	Control Push Pull	2
S6115-20520-021	Indicator, BIM	1
6137-91000-020	APP Clutch	1
6200MOD40	Load Cell Indicator (Scott)	0
62070-1018	Insert	6
6410-30101-101	Washer	8
6410-30101-102	Washer	8
6410-30401-043	P/C Link Assembly, TRH	2
6410-30403-046	Rod End Assembly, TRH	2
6415-20609-041	Tip Cap, F MRB	2
6430-61132-107	Cable, Engine Speed Control	1
6430-61132-108	Cable, Speed Control	1
6430-80131-101	Anti-Ice Valve	1
6430-80317-102	Lever, Remote Control	1
6430-80318-101	Ball	2
6430-80322-101	Link	1
6430-80322-102	Link, Actuator	1
6430-80333-103	Cam Lever	1
6430-80334-101	Shaft, Worm	1
6430-80335-102	Guide Flight Control	1
6430-80336-102	Bushing	1
6430-80337-102	Adapter Shaft	1
6430-80338-316	Cover	1
6430-80339-102	Cover Cap	1

6430-80340-102	Spring	1
6430-80341-101	Nut, Tube Engine	1
6430-80343-101	Bushing	1
6430-80408-105	Switch, Pressure	2
6430-81101-102	Lever, Speed Control	1
6435-20194-102	Shim	2
6435-20297-101	Shim, Torquemeter	2
6435-20564-045KIT	H/S Shaft Hardware	1
6435-60165-011	APP Shaft Assembly	1
6440-61418-101	Collet	2
DL1020M12	Actuator (LJ Walch)	1
6440-62606-101	Fairlead	1
6440-66607-041	Cable Assembly	1
6440-66607-042	Cable Assembly	1
6440-66607-045	Cable Assembly	2
6440-66607-046	Cable Assembly	2
6440-66607-049	Cable Assembly	1
6440-66607-050	Cable Assembly	1
6455-10201-003	Harness, Jumper (Torque Sensor)	1
6455-10305-101	Strobe Assembly Red	1
6455-10305-105	Strobe Assembly White No Brkts/Hdwr	1
2004-30-1	Valve, Solenoid	1
6465-62161-043	F Primary Servo Assembly	1
72385-2	Valve, 3-Way	1
6490-60131-017NVG	Stick Assembly, Remote	1
6490-60360-041	Amplifier, Stick Trim	0
65101-11000-044	Rod Assembly, F MRH	2
65101-11017-101	Washer	6
65105-11000-043	Anti-Flap, F MRH	1
65106-11100-046	Damper Assembly, F MRH	2
65111-07003-101	Weight	10
65111-07003-102	Weight	10
65160-00009-083	Tip Cap, TRB	2
65362-00014-501	Bearing Support	2
65362-00024-101	Washer, IGB	4
65901-02022-043	Position Sensor Assembly	1
65901-02800-042	Dual Channel Sync	0
6607-1-105	Switch, Pressure (Scott)	2
6430-62019-012	Switch, Pressure	2
66WBN300	Hydraulic Pump (Aero)	1
66YF400-2	Pump, Hydraulic (Aero)	1
7-101025	Valve, Float	1
700-001-50	Circuit Breaker	1
700802-MOD1	Power Supply	1
73676HA-7-8	Bolt	8

73676HA10-14	Bolt	8
6435-10426-003	Pressure Switch	2
85097-02	Meter, Hour	1
8G239-1	Switch Rotor Brk (Scott)	1
8G240-1	Switch (Scott)	1
8TJ126EAC3	Fuel Flow Trans	1
6404500	Speed Monitor	1
A-957CA	Relay (LJ Walch)	1
A7175W	Chip Detector	1
A7260W	Chip Detector	2
AA95-471	ICS Box	0
AC1000E10	Filter, Element	1
AC1979E8	Filter Element, Hydraulic	1
AC2466E5B	Filter Element	1
MS28897-12	Filter Element	6
MS14102-6	Bearing	5
AE7060M0252-270	Hose Assembly	1
AG44A	Generator, Tachometer (Scott)	2
AN123025	Gasket	4
ST1542-01	Gasket	10
AN5534-2	Resistor, Thermocouple Lead Spool	1
AN6235-2A	Filter	1
AN6248-2	Pump, Reciprocating	1
AN6249-4	Valve	2
AN763-24	Gasket	10
6465-10805-303	Utility Pump (Aero)	1
AS150174	Gasket	10
B138XAH	Relay (LJ Walch)	1
B140AH	Relay (LJ Walch)	1
BR7X300D7-26V	Relay	1
CN-998A/ASN43	Compass	0
CS18	Setscrew	5
D79S-H14	Pressure Switch	0
MS27647-4	Bearing	5
E6485-63368-001	Check Valve, Hyd.	1
EA1430-042	Starter Assembly (Aero)	1
FHE151C	Igniter	2
FHE159-6	Plug	1
6465-62313-101	Manifold, Hydraulic	1
6165-63555-008	Manifold, Hydraulic	1
HP909100-10	Valve, Engine Start	1
JG151E1	Indicator, EPR (Scott)	0
JX53	Adapter	1
KP4A	Bearing	5
KP5A	Bearing	4

KWB5-25	Bearing	6
LG80A3	Transmitter, EPR (Scott)	0
M2013	Switch, Thermostatic	1
M8805/55-001	Switch	1
MF9-3911-25Z-SPL	Motor Assembly	2
2120601EAC	Vespal Adapter	1
MGH159-200	Inverter (LJ Walch)	1
MS16626-1087	Ring	1
MS20220-2	Pulley	2
MS20392-1C27	Pin	1
MS21251B5S	Turn Buckle	4
MS21256-1	Clip, Retaining	20
MS24149D1	Relay	1
MS24166D1	Relay	1
MS24171D1	Relay, Electromagnetic	1
MS24172D1	Relay	1
MS24523-23	Switch	2
MS24523-27	Switch	2
MS24523-30	Switch	1
MS24523-31	Switch	2
MS24524-27	Switch	1
MS24568D1	Relay	1
MS25038-4	Generator, Tachometer	1
TG255-002	Generator, Tachometer	1
MS25244-10	Breaker	2
MS25244-20	Breaker	2
MS25244-5	Breaker	2
MS25269D1	Relay	1
MS25271D1	Relay	1
MS25395A1	Relay	1
MS28005-2	Transmitter, Pressure (Scott)	1
MS28034-1	Transmitter, Temperature	1
MS28034-3	Bulb, Temperature	2
MS29526-2	Fuel Cap	1
AS3491-01	Gasket	10
AS3492-01	Gasket	10
MV400S	Valve	1
6190-61062-002	Accelerometer	0
NAS464P10-27	Bolt	2
NAS6214-28D	Bolt	2
NAS577B12A	Nut	4
NAS577B8A	Nut	4
NAS578-12A	Retainer MGB	4
NAS578-8B	Retainer	4
NAS632-38	Bolt	4

NYLC50043	Actuator, N2 Speed	1
REP3F4FS464	Rod End	2
RJ1711SA13	Rosan	10
RZA12530-09	Insert, Rosan	10
RZA12531	Lockring, Rosan	10
S665-4-8D2	Relief Valve	1
SB1111-601	Bearing, T/R D/S	5
ST54A	Transmitter, Pressure (Scott)	0
ST62A	Pressure Xmtr (Scott)	0
ST7C	Transmitter (Scott)	0
V27200-187	Valve, Fuel	2
V27200-188	APP Start Solenoid	2
2312M-30-38	Converter Assembly	1
XW20527-2	Motor	1
AP6VSC19SPL	Oil Cooler Blower Pump (Aero)	1
AR850	Encoder, 15 Pin	1
AT420100	LC-2 Clock	1
KM-S005-029-20A	Pressure Transducer, EPR, Low	1
KM-S005-029-50A	Pressure Transducer, EPR, High	1
KM-S005-031-4KS	Transducer Hydraulic	1
KM-S005-032-100A	Installation, Sensor (EMS)	1
KM-S005-032-250A	Sensor, EMS Installation	1
S-15-KA	Air Speed Indicator (Scott)	1
101239-0	APP	1
BPSK 76981	Bambi Bucket Modification for Torrentual Shallow Water Fill Capacity	1
6485-64500-103	Decoupler	1
AN10-43A	Bolt	1
AN10-60A	Bolt	1
MS21044N10	Nut	4
MS21083N10	Nut	2
NAS1149F1063P	Washer	10
EA532025-039	Eccentric Bushing	2
EA532025-041	Eccentric Bushing	1
EA532025-019	Shim	4
EA532025-021	Shim	4
EA532025-023	Shim	8
EA532025-033	Shim	4
EA532025-035	Shim	4
EA529015-303	Door Linkage Assembly	1
Door Linkage Kit	Door Linkage Kit	1
EA529004-013	Arm, Door Link	4
EA529004-015	Bushing, Door Link Arm	4
EA529004-11	Bolt, Torque Arm	4
EA529004-01	Link, Block	1

EA529004-03	Link End	1
EA529003-01	Door Hinge	2
EA529003-03	Door Seal	4
EA529001-301	Door Assembly	1
EA529018-301	Tool Door Linkage Setup	1
317010-E9-300.0	Cable	1
038364-01F	Tee Handle	1
¼” x 3”	Rubber Bands	1
17283	Door Seal	4
MS8775-336	Actuator Packing	4
HTR7.5-1803-AA11-C	Rotary Actuator	1
EA529006-011	Key	1
388-0103-00	Cable	1
388-0101-03	Circuit Card	1
EA529040-305	Control Panel	1
EA529032-309	Junction Box	1
EA529050-303	Indicator	1
GHS0600UR052N0	Probe	1
251447	Float	1
RV4LAYSD502A	Potentiometer	3
EA529088-303	Coupling	1
SH2088474144A	Pump	2
CCS-024L	Coil	1
6440-10304-001	Switch	1
2G52N1.01.1B5	Switch	1
M83536/9-026M	Relay	1
215A-242	Valve	1
ACH50182SPL	Hydraulic Pump	1
MTS Test Jumper	MTS Test Jumper (10FT)	1
MS28061-T7	Gage	1
GS040600N	Cartridge	1
KHP-10-1114-12X	Ball Valve	1
2061486	Seat Kit	1
D2A060-1.0N	Check Valve	1
N5A125-10.0N	Pilot Diverter	2
HC9020FKP8H	Filter	1
AC3255E16	Filter	1
MS28775-013	Packing	4
MS28775-014	Packing	4
MS28775-015	Packing	4
MS28774-116	Teflon Backup #8 QD	2
MS28775-116	Packing	4
MS28775-110	Packing	2
MS28775-218	Packing	4
MS28774-218	Teflon Backup #16 QD	2

MS28775-331	Packing	3
Gage	5000 PSI Gage, Test	1
17” Safety Cable	Cable	1
SP-5641	Valve	1
506-SB	Valve	1
12CE-12FJ-12RJ9X24	Hose Assembly	1
12CE-12NP-12RJ9X60	Hose Assembly	1
H6-63	Nipple	1
12CE-12RJ9-12RJ9X249	Hose Assembly	1
6FX-6RJ9-6FJX30	Hose Assembly	1
6FX-6RJ9-6FJX60	Hose Assembly	1
H3-63	Nipple	1
AN816-6-6	Adapter	1
6FX-6RJ9-6RJ9X249	Hose Assembly	1
998DF-1212	Clamp	1
802400-100	T-Bolt w/ Nut	1
3100	Clamp	2
6100-00	Snorkel Hose	2
EA532037-015	Impeller	1
EA532037-505	Impeller Assembly	1
SKF210	Bearing	3
21294-1120	Seal	2
MS28775-235	Packing	2
MS21044N20	Nut	1
F12-030-MS-SH-S-000	Motor	1
974584	Packing	2
3791734	Seal	2
MS28775-241	Packing	3
MS28775-214	Packing	4
214”	Cable	1
101-00901	Barfield Tester	1
10225K93	Hand Held Grease Gun	2
10-574N	High Pressure Nitrogen Reg.	1
103-113	0 To 1 Inch Micrometer	1
1570-10605-020	Main Rotor Blade Sling	1
21000-20	Replacement Tip	1
21R107	Replacement Tip	1
24R	24” Vise Grip Clamps	6
34F1023	Soldering Iron	1
45-1611	Strippers (Red)	1
45-1987	Strippers (Black)	1
54-194	Tool Box	1
59170	Crimp Tool	1
59275	Crimp Tool	1
5T903	20 Lb. Fire Extinguisher (A,B,C) (Grainger)	6

600045	Zyglo Kit (Aviall)	1
603995-5	Coax Strippers	1
615179-1	Adjustable Head	1
6470-35017-010	Tail Rotor Drive Shaft Flange Torque Reactor	1
6470-35083-011	Tail Rotor Drive Shaft Flange Wrench	1
6470-40004-101	P/S Rigging Block R/L	1
6470-40004-102	P/S Rigging Block F/A	1
6470-40004-103	P/S Rigging Block L/L	1
6470-40004-104	Aux Servo Block L/Y	2
6470-40004-105	Aux Servo Block F/A	1
6470-40004-106	Aux Servo Block Col	1
6470-70050-041 Mod.	Fuel Sampler (Fire Tank Installed)	1
65700-10031-041	Main Shaft Nut Wrench	1
65700-10048-041	T/R Cross Beam Puller	1
65700-10068-081	T/R Cross Beam Socket	1
65700-35051-101	Thread Protector	1
65700-70003-101	Main Gearbox Lifting Eye	1
819-8054	Heavy Duty Come-Along	1
90F7191	Crimpers	1
91427-10	Digital Thermometer	1
93223	12 Ton Hydraulic Jack (Lincoln)	1
196A1Z	Dial Indicator Set	1
9692075	0-1000 Psi Pressure Gauges	2
9692113	0-5000 Psi Pressure Gauge (Calibrated)	1
AN8514-1	BIM Spanner Wrench	1
AT1000-20	Insertion Tool (Red)	1
AT2020	Removal Tool (Red)	1
ATB2114	Removal Tool (Blue)	1
ATC2046-L	Removal Tool (Pin)	1
ATR1107	Insertion Tool (Blue)	1
B1115A	Drill Bit Set	1
7001586	2 Ton Bottle Jack	1
CG253L	Bearing Puller (Snap-On)	1
CJ114	Slide Hammer	1
34657	Lifting Straps	3
EAC	Main Rotor Blade Stands (1 Set)	1
T-353	Compressor Sling	1
T-354	Free Turbine Sling	1
6441-1001-410	Rigging Pin Set	1
EAC-ALIGNMENT BULLETS	Alignment Bullets (Tail Gearbox)	2
EAC-BREAD PANS	Bread Pans (Aluminum)	3
EAC-PLASTIC WEDGES	Plastic Wedges	4
T-175	Torque Reactor MRH Bolt	1
F321	1” Shallow Socket 3/8” Drive (Snap-On)	1
FLUKE 179	Multi-Meter	1

FS1506	Ladder 6 Ft.	1
FS1508	Ladder 8 Ft.	1
GA541	Tap And Die Set	1
HH-320	Digital Scale	1
IAM1551(2800 RPM)	90 Degree Drill Motor	1
L872RM	Breaker Bar 3/4” (Snap-On)	1
L872	Ratchet 3/4” (Snap-On)	1
LDH462	Socket (Inboard Damper Bolt) (1 7/16”) 3/4”Drive (Snap-On)	1
9989	Air Grease Gun (Lincoln)	1
M22520/2-01	Crimp Tool	1
M22520/5-01	Crimp Tool (Yellow)	1
M81969/14-01	Extractor	1
M81969/14-02	Extractor	1
M81969/14-03	Extractor	1
M81969/14-04	Extractor	1
M81969/8-05	Insertion Tool	1
M81969/8-06	Removal Tool	1
M81969/8-07	Insertion Tool	1
M81969/8-08	Removal Tool	1
MS3191-1	Crimp Tool	1
MS3191-12A	Tip (Yellow)	1
MS3191-16A	Tip (Blue)	1
MS3191-20A	Tip (Red)	1
NO. 34657	Lifting Straps	6
PK100	100 Ft. Air Hose (Grainger)	1
PK50	50 Ft. Air Hose (Grainger)	2
PWA13036	Engine Oil Filter Torque Adapter	1
PWA13515	Engine Sling	1
T-348	Fuel Control Wrench	2
RT559	Crimp Tool	1
S1670-15000-25	MRB BIM Kit	1
SRES22	Crows Foot. MRB Bolt (11/16”) 1/2” Drive (Snap-On)	1
T60-1001-C8-1A	Tensiometer	1
T6470-10977-001	Wrench MRH Damper O/B Bolt	1
TP-176	Rivet Gun Set	1
TP-74	Cleco Pliers	1
TS200	Underwater Beacon Tester	1
TWM200A	Torque Wrench (30-200 In. Lbs.)	1
TWZ600	Torque Wrench (100-600 Ft. Lbs.)	1
TWV150FC	Torque Wrench (30-250 Ft. Lbs.)	1
TWX100FC	Torque Wrench (150-1000 In. Lbs.)	1
02-7802-0111	Jack, Tri-Pod, 12 Ton (TRONAIR)	2
02-0524-0110	Jack, Tri-Pod, 5 Ton (TRONAIR)	1
YAKS22	Pyro Pin (Snap-On)	1
Tow Bar	Tow Bar	1

Support Trailer (POD)	Support Trailer (POD)	1
Ground APU	Ground APU	1
Hydraulic Ground Unit	Hydraulic Ground Unit	1
Engine Exhaust & Intake Plugs	Engine Exhaust & Intake Plugs	2
Blade Tie Downs	Blade Tie Downs	6
6490-40366-301	AFCS Amplifier	1
453-0550-10	ICDS Display	1
453-5030-10	EMM 1 & 2	1
453-5030-11	EMM 3	1
6490-40455-001	ADHARS	1
65102-11000-091	Sleeve & Spindle- F MRH	1
6425-50201-046	Wheel & Tire Assy	1
65111-07100-041	Reservoir Assy- TRH	1
65351-11096-045	Chip Detector Assy	1
6490-40381-301NVG	AFCS Control Panel Night Vision	1
822-0271-001	Adapter	1
822-0668-131	Radio Tuner	1
MS26574-1/2L	Circuit Breaker	2
MS3320-1L	Circuit Breaker	2
MS3320-2L	Circuit Breaker	2
MS3320-3L	Circuit Breaker	2
MS3320-5L	Circuit Breaker	2
MS3320-7-1/2L	Circuit Breaker	2
MS3320-10L	Circuit Breaker	2
MS3320-20L	Circuit Breaker	2
11375-301	12,000 LBS REMOTE HOOK	3
11567-301	8,000 LBS REMOTE HOOK	5
118240-03	FILTER ELEMENT	4
11HSX313A	RELAY	1
124B34E	APP TEMP INDICATOR	1
12CE-12FJ-12RJ9X24	HYDRAULIC HOSE	1
12CE-12NP-12RJ9X60	HYDRAULIC HOSE	1
12CE-12RJ9-12RJ9X249	HYDRAULIC HOSE	1
1535-61199-001	DISK ASSY	3
1535-61262-005	SHIM- THOMAS COUPLING	6
1535-61262-006	SHIM- THOMAS COUPLING	6
1535-61262-007	SHIM- THOMAS COUPLING	6
1535-61262-008	SHIM- THOMAS COUPLING	6
1535-61265-001	WASHER- SYNTHANE	50
1565-61831-000	VALVE-LINEAR	1
1683	LAMP	10
17” Safety Cable	17” Safety Cable	1
17283	OIL SEAL	4
196A1Z	Dial Indicator	1

2004-30-1	VALVE- SOLENOID	1
201945-1MOD1	STROBE LIGHT	2
21000-20	REPLACEMENT TIPS	1
211C223-29	SWITCH- PRESSURE (SCOTT)	1
2120601EAC	VESPEL ADAPTER	1
21294-1120	SEAL	2
214”	CABLE	1
215A-242	SERVO VALVE	1
21B17-10B	VOLTAGE REGULATOR (LJ WALCH)	2
21EN9-6	SWITCH SENSITIVE	1
21R107	REPLACEMENT TIP	1
22003-11	MOUNT	2
2216	SWITCH- PRESSURE (SCOTT)	2
22252940	TRIM VALVE	2
2226	SWITCH- PRESSURE (SCOTT)	1
23032-022	GENERATOR-STARTER (LJ WALCH)	1
23033-1141	BRUSHES	4
2312M-30-38	CONVERTER ASSY	1
251447	FLOAT	1
26516-1	SWITCH- PRESSURE (SCOTT)	1
26793-1	GASKET	3
28022-4	NOZZLE	1
28B135-93AVD	GENERATOR- 20 KVA (LJ WALCH)	1
29481400	RADS DAU	1
2B28-1A	TRANSFORMER ASSY (LJ WALCH)	1
2G52N1.01.1B5	SWITCH- LOW PRESSURE	1
3100	CLAMP	2
317010-E9-300.0	CABLE PUSH-PULL	1
327	LAMP	10
3307671	PLUG- CHIP DETECTOR	1
341859	NUT- SELF LOCKING	40
375094	NUT	98
3791734	SEAL	2
388-0101-03	CIRCUIT CARD	1
388-0103-00	RIBBON CABLE	1
40096-0102	TORQUE SENSOR	1
41850A	LANDING LIGHT W/ LAMP (LJ WALCH)	1
419881	BOLT	2
419882	NUT	2
43140	EXCITER (LJ WALCH)	2
432229AA	BOLT	50
453-0550-10	ICDS MAIN ASSY	1
453-5030-10	EMM 35H MAIN ASSY	1
453-5030-11	EMM 35 EAC MAIN ASSY	1
4581	LAMP	2

50179-1	FILTER- DISPOSABLE	1
506-SB	CHECK VALVE	1
5-085N602-70	O-RING	6
53-20	WIPER BLADE FILTER	2
6100-00	SNORKEL HOSE- FIRE TANK	2
613275	STRAINER ASSY	1
6137-91000-020	APP CLUTCH	1
615179-1	ADJUSTABLE HEAD	1
6165-63555-008	MANIFOLD- HYDRAULIC	1
62070-1018	INSERT	6
6403375	SPEED MONITOR	1
6404500	SPEED MONITOR	1
6410-30101-101	WASHER	8
6410-30101-102	WASHER	8
6410-30401-043	P/C LINK ASSY- TRH	2
6410-30403-046	ROD END ASSY- TRH	2
6415-20609-041	TIP CAP F MRB	2
6425-50201-046	WHEEL AND TIRE ASSY	0
6430-61038-103	CONTROL PUSH / PULL	2
6430-61132-107	CABLE- ENGINE SPEED CONTROL	1
6430-61132-108	CABLE- ENGINE SPEED CONTROL	1
6430-62019-012	SWITCH- PRESSURE	2
6430-80131-101	ANTI-ICE VALVE	1
6430-80317-102	LEVER	1
6430-80318-101	BALL	2
6430-80322-101	LINK	1
6430-80322-102	LINK- ACTUATOR	1
6430-80333-103	CAM LEVER	1
6430-80334-101	SHAFT- WORM	1
6430-80335-102	GUIDE FLIGHT CONTROL	1
6430-80336-102	BUSHING	1
6430-80337-102	ADAPTER SHAFT	1
6430-80338-116	COVER	1
6430-80339-102	COVER CAP	1
6430-80340-102	SPRING	1
6430-80341-101	NUT- TUBE ENGINE	1
6430-80343-101	RETAINING RING	1
6430-80408-105	PRESSURE SWITCH	2
6430-81101-102	LEVER- SPEED CONTROL	1
6435-10426-003	PRESSURE SWITCH	2
6435-20194-102	SHIM	2
6435-20297-101	SHIM - TORQUEMETER	2
6435-20564-045KIT	H/S SHAFT HARDWARE	1
6435-60165-011	APP SHAFT ASSY AUXIL	1
6440-10304-001	SWITCH- HIGH PRESSURE	1

6440-61418-101	COLLET	2
6440-62606-101	FA1RLEAD	1
6440-66607-041	CABLE ASSEMBLY	1
6440-66607-042	CABLE ASSEMBLY	1
6440-66607-045	CABLE ASSEMBLY	2
6440-66607-046	CABLE ASSEMBLY	2
6440-66607-049	CABLE ASSEMBLY	1
6440-66607-050	CABLE ASSEMBLY	1
6445-10656-301	LIGHT ASSY	1
6455-10305-101	STROBE ASSY RED	1
6455-10305-105	STROBE ASSY WHITE NO BRKTS/HDWR	1
6455-40102-301	POWER SUPPLY AFT	1
6465-10805-303	UTILITY PUMP (AERO)	1
6465-62161-043	F PRIMARY SERVO ASSY	1
6465-62313-101	HYDRAULIC MANIFOLD	1
6485-64500-103	DECOUPLER	1
6490-40366-301	AFCS AMPLIFIER	1
6490-40381-301NVG	AFCS CONTROL PANEL	1
6490-40455-001	ADAHRS	1
6490-60131-017NVG	STICK ASSY- REMOTE	1
65101-11000-044	ROD ASSY- F MRH	2
65101-11017-101	WASHER	6
65102-11000-091	SLEEVE SPINDLE ASSY	1
65105-11000-043	ANTI-FLAP- F MRH	1
65106-11100-046	DAMPER ASSY- F MRH	2
65111-07003-101	WEIGHT	10
65111-07003-102	WEIGHT	10
65111-07100-041	TRH RESEVOIR ASSY	1
65160-00009-083	TIP CAP- TRB	2
65351-11096-045	CHIP DETECTOR	1
65362-00014-501	BEARING SUPPORT	2
65362-00024-101	WASHER- IGB	4
65652-09022-101	SWITCH- PRESSURE	2
65652-09022-106-M1	SWITCH- PRESSURE	2
65700-10031-041	TOOL MAIN ROTOR SHAFT NUT	1
65700-35051-101	SHAFT PROTECTOR	1
65700-70003-101	LIFTING EYE	1
65901-02022-043	POSITION SENSOR ASSY	1
660369EAC	SHIELD- HEAT	1
6607-1-105	SWITCH- PRESSURE (SCOTT)	2
66WBN300	HYDRAULIC PUMP (AERO)	1
66YF400-2	PUMP- HYDRAULIC (AERO)	1
6FX-6RJ9-6FJX30	HOSE	1
6FX-6RJ9-6FJX60	HOSE	1
6FX-6RJ9-6RJ9X249	HOSE	1

700-001-50	CIRCUIT BREAKER	1
700802-MOD1	POWER SUPPLY	1
7-101025	VALVE- FLOAT	1
73676HA10-14	BOLT	8
73676HA-7-8	BOLT	8
745114	VALVE ASSY	1
770422	VALVE-LINEAR	1
802400-100	T-BOLT	1
822-0271-001	ADAPTER	1
822-0668-131	RADIO TUNING UNIT	1
85097-02	METER- HOUR	1
8EH13EAC1	HARNESS- T-5	1
8EH52AAA1	IGNITER CABLE RH/LH	2
8G239-1	SWITCH ROTOR BRK (SCOTT)	1
8G240-1	SWITCH (SCOTT)	1
8TJ126EAC3	FUEL FLOW TRANS	1
91427-10	Digital Thermometer Kit	1
9692113	0-5000 PSI Gauge	1
974584	O-RING	2
998DF-1212	CLAMP	1
A7175W	CHIP DETECTOR	1
A7260W	CHIP DETECTOR	2
A-957CA	RELAY	1
AC1000E10	FILTER- ELEMENT	1
AC1979E8	FILTER ELEMENT- HYDRAULIC	1
AC2466E5B	FILTER ELEMENT	1
AC3255E16	FILTER ELEMENT	1
ACH50182SPL	PUMP (AERO)	1
AE7060M0252-270	HOSE ASSY	1
AG44A	GENERATOR- TACHOMETER (SCOTT)	2
AN10-43A	BOLT	1
AN10-60A	BOLT	1
AN123025	GASKET	4
AN5534-2	RESISTOR- THERMOCOUPLE LEAD SPOOL	1
AN6235-2A	FILTER	1
AN6248-2	PUMP- RECIPROCATING	1
AN6249-4	VALVE	2
AN763-24	GASKET	10
AN816-6-6	ADAPTER	1
AP10V-13A	AUX Hydraulic Pump with hoses	1
AP6VSC19SPL	OIL COOLER BLOWER PUMP (AERO)	1
AR850	ENCODER- 15 PIN	1
AS150174	GASKET	10
AS3491-01	GASKET	13
AS3492-01	GASKET	10

AT420100	LC-2 CLOCK	1
B138XAH	RELAY (LJ WALCH)	1
B140AH	RELAY (LJ WALCH)	1
BPSK 76981	Bambi Bucket Modification for Torrentual Shallow Water Fill Capacity	1
BR7X300D7-26V	RELAY	1
CCS-024L	COIL	1
CS18	SETSCREW	5
D2A060-1.0N	CHECK VALVE	1
DL1020M12	ACTUATOR (LJ WALCH)	1
Door Linkage Kit	Door Linkage Kit	1
E6485-63368-001	CHECK VALVE- HYD.	1
EA1430-042	STARTER ASSY (AERO)	0
EA529001-301	DOOR ASSEMBLY	1
EA529003-01	HINGE	2
EA529003-03	SEAL	4
EA529004-01	LINK BLOCK	1
EA529004-013	DOOR LINK	5
EA529004-015	BUSHING	4
EA529004-03	LINK END	1
EA529004-11	BOLT	4
EA529006-011	KEY	1
EA529015-303	LINKAGE ASSEMBLY	1
EA529018-301	SETUP TOOL	1
EA529032-309	JUNCTION BOX	1
EA529040-305	CONTROL PANEL	1
EA529088-303	FLEX SHAFT ASSY	1
EA532025-019	SHIM .032	4
EA532025-021	SHIM .050	4
EA532025-023	SHIM .063	8
EA532025-033	SHIM .090	4
EA532025-035	SHIM .125	4
EA532025-039	ECCENTRIC BUSHING (.16)	2
EA532025-041	ECCENTRIC BUSHING (.24)	1
EA532037-015	IMPELLER	1
EA532037-505	IMPELLER SHAFT ASSY	1
F12-030-MS-SH-S-000	HYDRAULIC MOTOR	1
FHE151C	IGNITER	2
FHE159-6	PLUG	1
Gage	5000 PSI Gage, Test	1
GHS0600UR052N0	PROBE SENSOR	1
GS040600N	EMERGENCY DUMP CARTRIDGE- FIRE TAN	1
H3-63	COUPLER	1
H6-63	NIPPLE	1
HC9020FKP8H	FILTER	1
HH 320	RADS Scale	1

HP909100-10	VALVE- ENGINE START	1
HTR7.5-1803-AA11-C	ROTARY ACTUATOR	1
JX53	ADAPTER	1
KHP-10-1114-12X	BALL VALVE	1
KM-S005-029-20A	PRESSURE TRANSDUCER EPR-LOW	1
KM-S005-029-50A	PRESSURE TRANSDUCER EPR-HIGH	1
KM-S005-031-4KS	TRANSDUCER HYDRAULIC	1
KM-S005-032-100A	INSTALLATION- SENSOR- EMS	1
KM-S005-032-250A	INSTALLATION- SENSOR- EMS	1
KP4A	BEARING	5
KP5A	BEARING	4
KWB5-25	BEARING	6
M2013	SWITCH- THERMOSTATIC	1
M81969/14-01	EXTRACTOR	1
M81969/14-02	EXTRACTOR	1
M81969/14-03	EXTRACTOR	1
M81969/14-04	INSERT TOOL	1
MS28775-214	O-RING	4
MS28775-218	O-RING	10
MS28775-235	O-RING	2
MS28775-241	O-RING	3
MS28775-331	O-RING	3
MS28775-336	O-RING	4
MS28897-12	FILTER - NON CLEANABLE	6
MS29526-2	FUEL CAP	1
MS3320-10L	CIRCUIT BREAKER	2
MS3320-1L	CIRCUIT BREAKER	2
MS3320-20L	CIRCUIT BREAKER	2
MS3320-2L	CIRCUIT BREAKER	2
MS3320-3L	CIRCUIT BREAKER	2
MS3320-5L	CIRCUIT BREAKER	2
MS3320-7-1/2L	CIRCUIT BREAKER	2
MTS Test Jumper	MTS Test Jumper	1
MV400S	VALVE	1
N5A125-10.0N	PILOT DIVERTER	2
NAS1149F1063P	WASHER	10
NAS464P10-27	BOLT	2
NAS577B12A	NUT	4
NAS577B8A	NUT	4
NAS578-12A	RETAINER	4
NAS578-8B	RETAINER	4
NAS6214-28D	BOLT	2
NAS632-38	BOLT	4
NYLC50043	ACTUATOR- N2 SPEED	0
REP3F4FS464	ROD END	2

RJ1711SA13	ROSAN	10
RV4LAYSD502A	POTENTIOMETER- DOOR RATE	3
RZA12530-09	INSERT- ROSAN	10
RZA12531	LOCKRING- ROSAN	10
S-15-KA	AIRSPEED IND (SCOTT)	1
S6115-20520-021	INDICATOR- BIM	1
S665-4-8D2	RELIEF VALVE	1
SB1111-601	BEARING-T/R D/S	5
SH2088474144A	FIRE FOAM X-FER PUMP ASSY	2
S1670-15000-25	Bim Kit	1
SKF210	BEARING	3
SP-5641	VALVE	1
ST1542-01	GASKET	10
T6470-10977-001	WRENCH- MRH DAMPER OB NUT	1
TG255-002	GENERATOR- TACHOMETER	1
TS200	Underwater Beacon Tester	1
TWM200A	1/4” Torque Wrench	1
TWV150FC	½” Torque Wrench	1
TWX100FC	3/8” Drive Torque Wrench	1
TWZ600	¾” Torque Wrench	1
V27200-187	FUEL VALVE	2
V27200-188	APP START SOLENOID	2
XW20527-2	MOTOR	1
	0-2000 PSI Guage	1
10225K93	Hand Held Grease Gun	2
10-574N	High Pressure Nitrogen Reg.	1
1570-10605-020	Main Rotor Blade Sling	1
24R	24” Vise Grip Clamps	6
34F1023	Soldering Iron	1
45-1611	Strippers (Red)	1
45-1987	Strippers (Black)	1
54-194	Tool Box	1
59170	Crimp Tool	1
59275	Crimp Tool	1
5T903	20 Lb. Fire Extinguisher (A,B,C) (Grainger)	5
600045	Zyglo Kit (Aviall)	1
603995-5	Coax Strippers	1
6470-35017-010	Tail Rotor Drive Shaft Flange Torque Reactor	1
6470-35083-011	Tail Rotor Drive Shaft Flange Wrench	1
6470-40004-101	P/S Rigging Block R/L	1
6470-40004-102	P/S Rigging Block F/A	1
6470-40004-103	P/S Rigging Block L/L	1
6470-40004-104	Aux Servo Block L/Y	2
6470-40004-105	Aux Servo Block F/A	1
6470-40004-106	Aux Servo Block Col	1

6470-70050-041 Mod.	Fuel Sampler (Fire Tank Installed)	1
65700-10048-041	T/R Cross Beam Puller	1
65700-10068-081	T/R Cross Beam Socket	1
819-8054	Heavy Duty Come-Along	1
90F7191	Crimpers	1
93223	12 Ton Hydraulic Jack (Lincoln)	1
9692075	0-1000 Psi Pressure Gauges	1
AN8514-1	BIM Spanner Wrench	1
AT1000-20	Insertion Tool (Red)	1
AT2020	Removal Tool (Red)	1
ATB2114	Removal Tool (Blue)	1
ATC2046-L	Removal Tool (Pin)	1
ATR1107	Insertion Tool (Blue)	1
B1115A	Drill Bit Set	1
7001586	2 Ton Bottle Jack	1
CG253L	Bearing Puller (Snap-On)	1
CJ114	Slide Hammer	1
34657	Lifting Straps	3
EAC	Main Rotor Blade Stands (I Set)	1
T-353	Compressor Sling	1
T-354	Free Turbine Sling	1
6441-1001-410	Rigging Pin Set	1
EAC-ALIGNMENT BULLETS	Alignment Bullets (Tail Gearbox)	2
EAC-BREAD PANS	Bread Pans (Aluminum)	2
EAC-PLASTIC WEDGES	Plastic Wedges	4
T-175	Torque Reactor MRH Bolt	2
	1” Shallow Socket 3/8” Drive (Snap-On)
F321	Craftsman in pod	1
FLUKE 179	Multi-Meter	1
FS1506	Ladder 6 Ft.	1
FS1508	Ladder 8 Ft.	1
GA541	Tap And Die Set	1
HH-320	Digital Scale	1
IAM1551 (2800 RPM)	90 Degree Drill Motor	1
L872RM	Breaker Bar 3/4” (Snap-On)	1
L872	Ratchet 3/4” (Snap-On)	1
LDH462	Socket (Inboard Damper Bolt) (1 7/16”) 3/4”Drive (Snap- On)	1
9989	Air Grease Gun (Lincoln)	NA
M22520/2-01	Crimp Tool	1
M22520/5-01	Crimp Tool (Yellow)	1
M81969/8-05	Insertion Tool	1
M81969/8-06	Removal Tool	1
M81969/8-07	Insertion Tool	1
M81969/8-08	Removal Tool	1
MS3191-I	Crimp Tool	1

MS3191-12A	Tip (Yellow)	1
MS3191-16A	Tip (Blue)	1
MS3191-20A	Tip (Red)	1
NO. 34657	Lifting Straps	6
PK100	100 Ft. Air Hose (Grainger)	1
PK50	50 Ft. Air Hose (Grainger)	2
PWA13036	Engine Oil Filter Torque Adapter	1
PWA13515	Engine Sling ASSY	1
T-348	Fuel Control Wrench	3
RT559	Crimp Tool	1
SRES22	Crows Foot. MRB Bolt (11/16”) 1/2” Drive (Snap-On)	1
T60-1001-C8-1A	Tensiometer	1
TP-176	Rivet Gun Set	1
TP-74	Cleco Pliers	1
02-7802-0111	Jack, Tri-Pod, 12 Ton (TRONAIR)	2
02-0524-0110	Jack, Tri-Pod, 5 Ton (TRONAIR)	1
YAKS22	Pyro Pin (Snap-On)	1
Tow Bar	Tow Bar	1
Support Trailer (POD)	Support Trailer (POD)	1
Ground APU	Ground APU	1
Hydraulic Ground Unit	Hydraulic Ground Unit	1
Engine Exhaust & Intake Plugs	Engine Exhaust & Intake Plugs	2
Blade Tie Downs	Blade Tie Downs	6
200 Foot Long Line	200 Foot Long Line	1
20,000 1bs Remote Hook	20,000 lbs Remote Hook	1
20 Foot Rigging	20 Foot Rigging	4
40 Foot Rigging	40 Foot Rigging	4
Spreader Bars (1 Ten Foot and 2 Four Foot)	Spreader Bars (1 Ten Foot and 2 Four Foot)	3
4123G	Concrete Bucket (2) 4123G (4 yd.)	2
G120	Hydraulic Grapple	1
3025-1	Clamp	1
Various	Fire Tank Hardware
3/16” SHACKLE	Anchor Shackle, Safty Pin	2
EA529036-301	Fire Tank with Sea Snorkel and Pond Snorkel	1
Foam Pumper Kit	Fire Tank Foam Pumper Kit	1
Lifting sling	Fire Tank Lifting Sling from Trailer	1
Buckeyes	Buckeyes - Construction equipment	12
580-291-775	Cable Bias	1
MGB TORQUE EXTENSION	MGB TORQUE EXTENSION	1
Extension Cord- alligator clips	Extension cord with alligator clips on ends, orange	1
ICS Cord	ICS Cord - 25’ external	2
Light Bar w/ cord	Light Bar with 20’ cord yellow	1
Extension Cord	Ridgid Extension Cord	1
3/8” air hose	3/8” air hose, red, 25’	1
Funnels	Funnels - Various sizes	4

Drain Lines	Drain Lines - Various sizes	4
JB-1	Jack Block	1
Shackles	Shackles - Various sizes	19
Windshield Sun Screens	Windshield Sun Screens	2
Dewalt Battery	Dewalt Battery, 12V	1
Dewalt Charger	Dewalt Charger, 12V	1
Dewalt Portable Vacuum	Dewalt Portable Vacuum	1
HG500	Ryobi Heat Gun	1
6130-33	Angle Grinder Milwaukee	1
11377-023	Link Assy	2
Husky Light Assy	Husky Light Assy	2
Shoulder Pad Covers	Shoulder Pad Covers	4
GA541	Tap & Die Set	1
DJK67726	Torque Wrench- Calibrated	1
DJK70862	Torque Wrench- Calibrated	1
CS2000	Scale	1
Dcoupler servicing device	Decoupler serviceing device	1
BU-2581-AT	2000 PSI Gauge	1
Universal Dial Test Indicator	Universal Dial Test Indicator	1
50LB Scale	Scale & Tape Meansure, 40”/1M 50LB	1
T6430-11338-001	Bleed Band Actuator Tool	2
Air Hose - 3/8”	Air Hose - 3/8” 200PSI, 50’	2
6170-35085-001	Wrench	1
6270-35018	Torque Adapter	1
T099	Generator Socket	1
T179	Socket Tail takeoff	1
T098	Tail Take Off	1
T163	6470-35046-100, Installer- Seal Assy	1
T307	65700-35401-101, Wrench Socket	1
T308	65700-35402-041, Wrench Socket	1
T291	Flat Tool	1
T300	Wrench	1
T236	Bolt	2
PWA13388	Adapter Oil Torque	1
T161	6470-35028-010, Reactor	1
T336	Plate	1
T203	6470-35876-041 Wrench	1
Cabinet of Consumables	Various Consumables	NA
Spill Response Kit	Spill Response Kit	1
Emergency Response Kit	Emergency Response Kit	1
29333306	Rads Kit, Commercial Basic Kit	1
Husky Lights & Stands	Husky Lights & stands, 2 lights per unit	3
D3899/20WN3SPN	ADAHR Connector (PO 102951)	1

EXECUTION PAGE

IN WITNESS WHEREOF the duly authorized representatives of the parties hereto have executed this Agreement and the same has been delivered and rendered effective on the day and year first written above.

Purchaser

for and on behalf of

ERICKSON AIR-CRANE INCORPORATED

Signature:	/s/ Udo Rieder

Name:	Udo Rieder

Title:	President and Chief Executive Officer

Seller

for and on behalf of

SAN DIEGO GAS & ELECTRIC COMPANY

Signature:	/s/ David Geier

Name:	David Geier

Title:	Vice President - Electric Operations